VALIDITY AND FRAUD GUARANTY

In order to induce TOPPING LIFT CAPITAL LLC, a Georgia limited liability company (“Lender”), to extend or to continue to extend financial accommodations to VYSTAR CORPORATION, a Georgia corporation (“Borrower”), pursuant to the terms and conditions of that certain Loan and Security Agreement dated as of March 11, 2011 (as amended, restated, replaced, supplemented or otherwise modified from time to time, and including all schedules, exhibits, annexes and other attachments thereto, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), between Borrower and Lender, pursuant to the present and future documents executed and delivered in connection with the Loan Agreement, or pursuant to any other present or future agreement between Lender and Borrower (such documents, as amended, restated, replaced, supplemented or otherwise modified from time to time, and including all schedules, exhibits, annexes and other attachments thereto, together with the Loan Agreement, collectively, the “Agreements” and each, an “Agreement”), and in consideration thereof, and in consideration of any loans, advances or financial accommodations heretofore or hereafter granted by Lender to or for the account of Borrower, whether pursuant to the Agreements, or otherwise, each of WILLIAM R. DOYLE, an individual residing in the State of Georgia, JACK W. CALLICUTT, an individual residing in the State of Georgia, and MATTHEW P. CLARK, an individual residing in the State of Georgia (collectively, “Guarantors”, and each, a “Guarantor”), hereby, severally and not jointly, guarantee, promise and undertake as follows:

1.           Guaranty.

(a)           Guaranty of No Interference. Each Guarantor unconditionally, absolutely and irrevocably guaranties, promises and covenants that such Guarantor shall not do anything to impede or interfere with the payment and performance of any and all indebtedness and obligations of Borrower or any other Guarantor to Lender or the normal payment to Lender of all sums which may be due and owing from time to time to Lender from Borrower, in each case under or with respect to the Loan Agreement and the other Agreements. The terms “indebtedness” and “obligations” (hereinafter collectively referred to as the “ Guarantied Obligations”) are used herein in their most comprehensive sense and include the Obligations and any and all other advances, debts, obligations and liabilities of Borrower owing under or in connection with the Loan Agreement, the other Loan Documents and the other Agreements, whether heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, and however arising (including any and all attorneys’ fees, expenses, costs, premiums, charges and interest owed by Borrower to Lender, whether under the Agreements or otherwise) whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness or obligation may be or hereafter becomes barred by any statute of limitations or whether such indebtedness or obligation may be or hereafter becomes otherwise unenforceable, and includes prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty, undertaking and provision to be performed under this Validity and Fraud Guaranty (this “Guaranty”).

(b)           Validity Guaranty.  Each Guarantor unconditionally, absolutely and irrevocably guaranties, promises and covenants to Lender that such Guarantor will at all times use commercially reasonable efforts to ensure that:

(i)           all Accounts, Inventory and Purchase Orders from time to time reported to Lender as Eligible Accounts, Eligible Inventory, Eligible Purchase Orders or otherwise listed or included on any Borrowing Base Certificate shall be genuine and in all material respects what they are reported to be and shall, in the case of Accounts and Purchase Orders, represent bona fide and existing obligations of Account Debtors.

(ii)           all reports, schedules, certificates and other information from time to time delivered or otherwise reported to Lender by Borrower, including all financial statements, tax returns and Borrowing Base Certificates and all supporting information or documentation delivered in connection therewith, shall be bona fide, complete, correct and accurate in all material respects and shall accurately and completely report all matters purported to be covered or reported thereby; provided, however, that, with respect to projected financial information, the Guarantors only represent that such information was prepared in good faith based upon assumptions believed to be reasonable given the Guarantors’ knowledge of the Borrower’s business, industry conditions, sales pipeline and related factors in their professional judgment at the time of such preparation.

(iii)           each Account from time to time identified to Lender in any Borrowing Base Certificate as an Eligible Account shall constitute an Eligible Account as of the date of such Borrowing Base Certificate.  Each item of Inventory from time to time identified to Lender in any Borrowing Base Certificate as Eligible Inventory shall constitute Eligible Inventory as of the date of such Borrowing Base Certificate.  Each Purchase Order from time to time identified to Lender in any Borrowing Base Certificate as an Eligible Purchase Order shall constitute an Eligible Purchase Order as of the date of such Borrowing Base Certificate.  Notwithstanding the foregoing sentence, the ineligibility of any asset previously identified as eligible by Borrower in a Borrowing Base Certificate shall not be a breach of this Guaranty by a Guarantor if the change in such asset’s eligibility status did not result in any way from a violation of this Guaranty by such Guarantor.  Each Guarantor shall ensure that an updated Borrowing Base Certificate is delivered to Lender no later than two Business Days following the date on which any Eligible Account, Eligible Inventory or Eligible Purchase becomes ineligible.

(iv)           such Guarantor will not nor will such Guarantor direct or knowingly permit any employee or agent of Borrower to impede or interfere with the normal collection and payment of the Accounts.  In the event such Guarantor or any individual under the supervision of such Guarantor comes into possession of any customer check or other remittance constituting proceeds of Collateral, such Guarantor shall (and shall direct all individuals under the supervision of such Guarantor to) cause the same to be promptly deposited into a Blocked Account.  Such Guarantor further agrees that such Guarantor will not (and will instruct all individuals under such Guarantor’s supervision to not) direct or request any Person to remit payments in respect of any Account to any location, account or individual other than a Blocked Account.

(c)           Guaranty of Collateral and Assets.  Each Guarantor unconditionally, absolutely and irrevocably guaranties, promises and covenants to Lender that such Guarantor shall (i) take such actions as Lender may reasonably request to furnish support to Lender in the collection of the Obligations and the foreclosure or other disposition of the Collateral pursuant to the Loan Documents or applicable law and (ii) not  (A) hide or otherwise conceal any assets of Borrower, including any such assets in which Lender has been granted a lien or security interest (such assets, the “Collateral ”), pursuant to the Agreements or (B) do anything to impede or interfere with (1) Lender’s discovery, evaluation, examination or review of the Collateral or any other assets of Borrower or (2) Lender’s exercise of its rights and remedies with respect to any Obligor under any agreement or under applicable law, including Lender’s rights to take possession of, send notices regarding and collect on the Collateral.  Notwithstanding anything to the contrary herein, the guaranty set forth in this Section 1(c) shall be subject to any fiduciary duty of a Guarantor under applicable law to Borrower’s other creditors.

(d)           Guaranty of Employment by Borrower.  Each Guarantor unconditionally, absolutely and irrevocably guaranties, promises and covenants to Lender that such Guarantor will not voluntarily terminate or otherwise voluntarily end his employment with Borrower until the Guarantied Obligations are fully paid, performed and discharged, all commitments of Lender to make Advances or other financial accommodations to Borrower shall have expired or been terminated and Lender gives Guarantors written notice of such facts.

2.           Continuing Guaranty.  This Guaranty is a continuing guaranty which shall remain effective until this Guaranty has been expressly terminated and relates to any obligations including those which arise under successive transactions which shall either continue the Guarantied Obligations from time to time or renew them after they have been satisfied.  No termination shall be effective unless made in strict compliance with Section 13.  In the absence of any termination of this Guaranty, each Guarantor agrees that nothing shall discharge or satisfy his obligations created hereunder except for the indefeasible full payment and performance of the Guarantied Obligations.

3.           Warranties and Representations.  Each Guarantor hereby represents and warrants that no breach of the guaranties or covenants set forth herein by such Guarantor has occurred and is continuing.  The warranties and representations contained herein shall be continuing in nature and shall be deemed to have been remade upon each borrowing by, or extension of financial accommodation to, Borrower under any Agreement, and upon each delivery of financial statements or other information required by any Agreement.  Each Guarantor hereby acknowledges that Lender has relied upon the warranties, representations and covenants contained herein, and if any of such warranties or representations are to any Guarantor’s knowledge false in any material respect or if any Guarantor intentionally fails to observe or perform any of such covenants, any Guarantor’s actions in making such warranties, representations and covenants may give rise to liability to Lender.

4.           Rights are Independent. Each Guarantor agrees that it is directly and primarily liable to Lender, that the obligations hereunder are independent of the Guarantied Obligations of any Obligor and that a separate action or actions may be brought and prosecuted against such Guarantor or all Guarantors, jointly or severally (although the obligations of Guarantors hereunder are several and not joint), whether action is brought against any Obligor or whether any Obligor is joined in any such action or actions. Each Guarantor agrees that any releases which may be given by Lender to any Obligor (other than such Guarantor) or any other guarantor or endorser shall not release it from this Guaranty.

5.           Insolvency.  In the event that any bankruptcy, insolvency, receivership or similar proceeding is instituted by or against any Guarantor or Borrower or in the event that either any Guarantor or Borrower becomes insolvent, makes an assignment for the benefit of creditors or attempts to effect a composition with creditors, or if there be any Event of Default (whether declared or not) then, at Lender’s election, without notice or demand, the obligations of each Guarantor hereunder shall become due, payable and enforceable against such Guarantor, whether or not the Guarantied Obligations are then due and payable, if such Guarantor is obligated to indemnify Lender or make any payment to Lender under Section 6.

6.           Liability; Indemnification.  If any Guarantor breaches or contravenes any of the representations, warranties, covenants or guaranties contained herein, or any fraud, deceit or criminal act is committed by such Guarantor, or at the direction or approval of such Guarantor, and Lender sustains any damage, loss or expense as a result of the occurrence of any of the foregoing:

(a)           to the maximum extent permitted by applicable law, such Guarantor hereby acknowledges and agrees that such Guarantor shall be obligated to pay all of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise, it being the intent of each Guarantor that the obligation set forth herein shall be a guaranty of payment and not a guaranty of collection; and

(b)           to the maximum extent permitted by applicable law, such Guarantor hereby acknowledges and agrees that such Guarantor shall be obligated to indemnify and defend the Indemnitees against and to hold the Indemnitees harmless from any Indemnified Claim that may be instituted or asserted against or incurred by any of the Indemnitees.  Each Guarantor hereby acknowledges such Guarantor’s continuing duty and obligation to Borrower to properly perform the responsibilities of his position, notwithstanding the provisions of this Section 6.  Furthermore, each Guarantor hereby agrees:

(i)           to reimburse Lender, on demand, for all expenses, collection charges, court costs and attorneys’ fees incurred in endeavoring to collect or enforce any claim arising out of this Guaranty against such Guarantor; and

(ii)           to be liable directly, unconditionally, primarily, and jointly and severally, with Borrower for any such claim, and agree that the same may be recovered in the same or separate actions.

7.           Consent to Modifications.

(a)           Each Guarantor hereby authorizes Lender, without notice or demand and without affecting their liability hereunder, from time to time to:

(i)           renew, compromise, extend, accelerate or otherwise change the time for payment or the terms of any of the Guarantied Obligations, or any part thereof, including increasing or decreasing the rate of interest thereof;

(ii)           take and hold security for the payment of the Guarantied Obligations guaranteed hereby, and exchange, enforce, waive and release any such security;

(iii)           apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine;

(iv)           release or substitute any one or more endorser(s) or guarantor(s); and

(v)           assign, without notice, this Guaranty in whole or in part and Lender’s rights hereunder to anyone at any time.

(b)           Each Guarantor agrees that Lender may do any or all of the foregoing in such manner, upon such terms, and at such times as Lender, in its discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing any Guarantor from his undertakings hereunder and each Guarantor hereby consents to each and all of the foregoing acts, events and occurrences.

(c)           Each Guarantor further agrees that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which Lender and Borrower may hereafter agree, including the Loan Agreement, nor by any modification, release or other alteration of any of the Guarantied Obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatsoever with Borrower or anyone else.

8.           Waiver of Defenses.

(a)           Each Guarantor hereby waives any right to assert against Lender as a defense, counterclaim, set-off or cross-claim, any defense (legal or equitable), set-off, counterclaim, cross-claim and other claim which such Guarantor may now or at any time hereafter have against any Obligor and any other party liable to Lender in any way or manner.

(b)           Each Guarantor hereby waives all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Agreements or any security interest thereunder.

(c)           Each Guarantor hereby waives any defense arising by reason of any claim or defense based upon an election of remedies by Lender, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes such Guarantor’s subrogation rights, rights to proceed against Borrower, any other Guarantor, or any other Person for reimbursement, or any other rights of such Guarantor to proceed against Borrower or against any other Person or security, including any defense based upon an election of remedies by Lender under any Loan Document, the Code, at law or equity or otherwise. Each Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor, notices of default, notice of acceptance of this Guaranty and notices of the existence, creating or incurring of new or additional indebtedness, and all other notices or formalities to which such Guarantor may be entitled.

(d)           To the maximum extent permitted by applicable law, each Guarantor also irrevocably waives all defenses that at any time may be available in respect of the Guarantied Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or thereafter in effect.

(e)           Each Guarantor agrees that any negligence, mistake, act or omission of any of Lender’s officers, accountants, attorneys or employees in the course of dealing with any Obligor shall not relieve such Guarantor of his obligations hereunder, but neither shall it give rise to liability on such Guarantor’s part for any action, or omission to act, taken in reasonable reliance upon any act of any such officer, accountant, attorney or employee.

9.           WAIVER OF JURY TRIAL. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION:  (A) ARISING HEREUNDER; OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HERETO FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION WILL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  EACH GUARANTOR AGREES THAT IT WILL NOT ASSERT AGAINST LENDER ANY CLAIM FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  NO OFFICER OF LENDER HAS AUTHORITY TO WAIVE, AMEND OR MODIFY THIS PROVISION.

10.           CONFESSION OF JUDGMENT.  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR IRREVOCABLY AUTHORIZES ANY ATTORNEY TO APPEAR IN ANY COURT OF COMPETENT JURISDICTION AND CONFESS A JUDGMENT WITHOUT PROCESS IN FAVOR OF LENDER FOR SUCH AMOUNT AS MAY THEN APPEAR UNPAID HEREUNDER, AND TO CONSENT TO IMMEDIATE EXECUTION UPON SUCH JUDGMENT.

11.           Waiver of Rights of Subrogation.

(a)           No Guarantor shall have any right of subrogation, reimbursement, exoneration, contribution or any other rights that would result in any Guarantor being deemed a creditor of Borrower, any other Guarantor or any other Person under the Bankruptcy Code or any other law or for any other purpose. Each Guarantor hereby irrevocably waives all such rights, the right to assert any such rights and any right to enforce any remedy which such Guarantor may now or hereafter have against any Obligor and hereby irrevocably waives any benefit of and any right to participate in, any security now or hereafter held by Lender, whether any of the foregoing rights arise in equity, at law or by contract.

(b)           As a condition to payment or performance by Guarantors under this Guaranty, Lender shall not be required to, and each Guarantor hereby irrevocably waives any and all rights to require Lender to, prosecute or seek to enforce any remedies against any Obligor or any other party liable to Lender on account of the Guarantied Obligations or to require Lender to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Lender by Borrower or any other Person on account of the Guarantied Obligations.

(c)           Any and all present and future debts and obligations of any Obligor to any Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of any Obligor to Lender.  Each Guarantor also agrees that Lender’s books and records showing the account between Lender and any Obligor shall be admissible in any action or proceeding and shall be binding upon Guarantors for the purpose of establishing the terms set forth therein unless Guarantors notify Lender in writing within 30 days after Borrower’s receipt of its monthly statement from Lender of Borrower’s intention to dispute the information contained therein.

12.           Financial Condition of Borrower.  Each Guarantor is presently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations.  Each Guarantor hereby covenants that he will continue to keep themselves informed of the financial condition of Borrower and of all other circumstances which bear upon the risk of nonpayment. Absent a written request for such information by any Guarantor to Lender, each Guarantor hereby waives his right, if any, to require, and Lender is relieved of any obligation or duty to disclose to Guarantors, any information which Lender may now or hereafter acquire concerning such condition or circumstances.

13.           Termination.  Guarantors’ obligations under this Guaranty shall continue in full force and effect until the Guarantied Obligations are fully paid, performed and discharged, all commitments of Lender to make Advances or other financial accommodations to Borrower shall have expired or been terminated and Lender gives Guarantors written notice of such facts.  The Guarantied Obligations shall not be considered fully paid, performed and discharged unless and until all payments to Lender in respect thereof are no longer subject to any right on the part of any Person whomsoever, including the right of any Obligor as a debtor-in-possession, or any trustee or receiver in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof.  The foregoing shall include all rights to recover preferences voidable under Chapter 11 of the Bankruptcy Code.  In the event that any such payments to Lender are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which are within Lender’s discretion, each Guarantor shall be liable for the full amount Lender is required to repay plus costs, interest, attorney’s fees and any and all expenses which Lender paid or incurred in connection therewith if such Guarantor is obligated to indemnify Lender or make any payment to Lender under Section 6.

14.           Successors and Assigns.  This Guaranty shall be binding upon the transferees and assigns of Guarantors.  Each Guarantor agrees that Lender may, without the consent of, or notice to, Guarantors, assign all or any portion of its rights hereunder to any other party, and this Guaranty shall inure to the benefit of Lender’s successors and assigns.  The death of a Guarantor shall terminate this Guaranty with respect to such Guarantor.  No Guarantor may assign any portion of this Guaranty or his obligations thereunder without the prior written consent of Lender.

15.           Modifications.  This Guaranty cannot be modified orally.  No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of Lender authorized to do so.  All prior agreements, understandings, representations and negotiations, if any, are merged into this Guaranty.

16.           Attorney’s Fees.  Each Guarantor agrees to reimburse Lender for all attorney’s fees and all other costs and out-of-pocket expenses which may be incurred by Lender in the enforcement of this Guaranty against such Guarantor or in any way arising out of, following, or consequential to the enforcement of the Guarantied Obligations owed by such Guarantor, unless Lender loses a bench trial in connection with such enforcement and all appeals of such loss have been exhausted.  Such reimbursement shall be made by the applicable Guarantor on demand by Lender after the completion of the enforcement matter to which such reimbursement relates.  In no event shall Lender be obligated to pay any Guarantor’s attorney’s fees or other costs and expenses, whether incurred in connection with Lender’s enforcement of this Guaranty or otherwise.

17.           Governing Law.  This Guaranty shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to conflict of law principles.

18.           Severability of Provisions.  Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

19.           Section Numbers and Headings.  Section numbers and section titles have been set forth herein for convenience only and shall not be construed to limit or extend the meaning of any part of this Guaranty.

20.           Construction.  The pronouns used herein and shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.  Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty.  Section references herein are to this Guaranty unless otherwise specified.  Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns.

21.           Counterparts.  This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

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IN WITNESS WHEREOF, Guarantors have executed this instrument under seal this ___ day of March, 2011.

Name: WILLIAM R. DOYLE

Name: JACK W. CALLICUTT

Name: MATTHEW P. CLARK

STATE OF_________________      )
              )  ss
COUNTY OF _______________      )

On March ___, 2011 before me ________________________, Notary Public, personally appeared______________________, proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/they executed the same in his/her/their authorized capacity(ies), and that by his/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public